Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew Eckert, Chief Executive Officer of CRC Health Corporation (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•

the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2012, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2012

/s/ ANDREW ECKERT
Andrew Eckert
Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to CRC Health Corporation and will be retained by CRC Health Corporation and furnished to the Securities and Exchange Commission or its staff upon request.